SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




Date of Report: December 1, 2000



                                  DRUCKER, INC.
                                 --------------
              (New name of registrant as specified in its charter)


                            DRUCKER INDUSTRIES, INC.
                             -----------------------
                                  (former name)


Delaware                        0-29670                     N/A
-----------------             -------------            ------------------
(STATE OR OTHER               (COMMISSION              (IRS EMPLOYER
JURISDICTION OF               FILE NUMBER)             IDENTIFICATION NO.
INCORPORATION)



            #1 - 1035 RICHARDS STREET, VANCOUVER B.C., CANADA V6B 3E4
           ----------------------------------------------------------
                                    (ADDRESS)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (604) 689-4407




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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

          The Company has changed its name to DRUCKER, INC. It will continue to trade under the symbol DKIN on the OTCBB.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

          None.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

          None.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          None.

ITEM 5. OTHER EVENTS

          None.

ITEM 6. RESIGNATION AND APPOINTMENT OF OFFICERS AND DIRECTORS

          None.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

          Financial Statements - None

          Exhibits - 2.1 - Certificate of Amendment of
                           Certificate of Incorporation


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 1, 2000                           DRUCKER, INC.


                                                  By:/s/Gerald Runolfson
                                                  ---------------------------
                                                  Gerald Runolfson, President





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